                                 ABN AMRO FUNDS

                    Supplement dated September 10, 2001 to the
              Statement of Additional Information dated May 1, 2001

The following information replaces the third sentence in the paragraph "Restricted Securities" on page 17:

"Up to 10% of a Fund's net assets may consist of restricted securities that are illiquid. The Advisor may invest up to an additional 5% of the total assets of a Fund in restricted securities, provided the Advisor has determined that at the time of investment such securities are deemed liquid based on guidelines and procedures adopted by the Trust; with respect to the Money Market Fund, however, the Advisor is permitted to invest up to 25% of the Fund's assets in commercial paper issued in reliance upon the "private placement" exemption from registration under Section 4(2) of the Securities Act.


--------------------------------------------------------------------------------


This supplement provides new and additional information beyond that contained in the SAI. This supplement should be retained and read in conjunction with the SAI.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

   For more information, please call the ABN AMRO Funds or visit the website:
                   1-800-443-4725 - Common and Investor Shares

                            www.abnamrofunds-usa.com
                            ------------------------
ABN-B-051-01